Supplement dated April 10, 2024
to the Prospectus,
the Initial Summary Prospectus,
and the Updating Summary Prospectus,
each dated May 1, 2023
for the LiveWell Variable Annuity
issued by Midland National Life Insurance Company
through the Midland National Life Separate Account C

This Supplement describes important changes that are being made to the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus or Summary Prospectus for future reference.

Effective on or about April 26, 2024 (the “Reorganization Date”), certain Portfolios of American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. (the “American Century Portfolios”) will be reorganized into and with substantially similar Portfolios of Lincoln Variable Insurance Products Trust (the “LVIP Portfolios”), as set forth in the table below.

American Century Portfolio	LVIP Portfolio
American Century Balanced II	LVIP American Century Balanced II
American Century Disciplined Core Value II	LVIP American Century Disciplined Core Value II
American Century Inflation Protection Bond II	LVIP American Century Inflation Protection II
American Century Mid Cap Value II	LVIP American Century Mid Cap Value II
American Century Ultra II	LVIP American Century Ultra II
American Century Value II	LVIP American Century Value II

Following the Reorganization, the investment adviser for each LVIP Portfolio will be Lincoln Financial Investments Corporation, and the subadviser will be American Century Investment Management, Inc. The fees and expenses of each LVIP Portfolio will not exceed those of the corresponding American Century Portfolio.
On the Reorganization Date, any Accumulation Value held in the Subaccounts that invest in the American Century Portfolios will be allocated to Subaccounts that invest in the corresponding LVIP Portfolios. Any order to allocate Net Premium and transfer Accumulation Value to the Subaccounts that invest in the American Century Portfolios received by the Company after the Reorganization Date, including standing allocation instructions for premium payments, dollar cost averaging or portfolio rebalancing instructions, will be allocated to the Subaccounts that invest in the corresponding LVIP Portfolios.

Additional information about the Portfolios available under your Contract can be found in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.srslivewell.com/prospectus. You can also request this information at no cost by calling 866-747-3421 or by sending an email request to SecuritiesPI@sfgmembers.com.
A corresponding change is hereby made throughout the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus.
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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, PO Box 9261 Des Moines, IA 50306-9261.
Please retain this supplement for future reference.